The RBB Fund, Inc.

Matson Money, Inc.

Free Market U.S. Equity Fund

Free Market International Equity Fund

Free Market Fixed Income Fund

(each a “Fund” and collectively, the “Funds”)

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Supplement dated August 22, 2019

to the Summary Prospectuses and Prospectus, each dated December 31, 2018

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THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES AND PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES AND PROSPECTUS.

1.	Effective August 19, 2019, Daniel List serves as a portfolio manager of the Funds. Mark E. Matson, Chief Executive Officer and Director, will continue to serve as portfolio manager for the Funds. In addition, Sean Babin no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Babin should be deleted in their entirety.

2.	The following line is added in the section entitled “Management of the Fund - Portfolio Managers” in each Fund’s Summary Prospectus:

Daniel List: Portfolio Manager, since 2019

3.	The section entitled “Management of The Funds – Portfolio Managers” of the Funds’ Prospectus is deleted and replaced with the following:

Mark E. Matson and Daniel List are responsible for the day-to-day operation of the Funds.

Mark E. Matson, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Daniel J. List, Chief Compliance Officer and Vice President of the Adviser, has been employed by the Adviser since 1994. He is responsible for portfolio design, compliance, trading and system designs.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Funds.

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Please retain this supplement for your reference.

The RBB Fund, Inc.

Matson Money, Inc.

Free Market U.S. Equity Fund

Free Market International Equity Fund

Free Market Fixed Income Fund

(collectively, the “Funds”)

Supplement dated August 22, 2019

to the Statement of Additional Information (“SAI”) dated December 31, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1.	Effective August 19, 2019, Daniel List serves as a portfolio manager of the Funds. In addition, Sean Babin no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Babin should be deleted in their entirety.

2.	The table in the section entitled “Portfolio Managers – Other Accounts” is amended to include the following information concerning Mr. List:

Other Accounts.  In addition to the Funds, Mr. List is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of June 30, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Daniel List	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1,491	$383 million	0	$0

3.	The section entitled “The Portfolio Managers – Securities Ownership” is amended to include the following information concerning Mr. List:

Securities Ownership. The following table sets forth the dollar range of shares beneficially owned by Mr. List in the Funds as of June 30, 2019.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Free Market U.S. Equity	$1-$10,000
Free Market International Equity	$1-$10,000
Free Market Fixed Income	$1-$10,000

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Please retain this supplement for future reference.